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EXHIBIT 99.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, Unites States
                                      Code)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, Unites States Code), each of the undersigned officers of Orchid BioSciences, Inc., (the "Company"), does hereby certify, to such officer's knowledge, that:


The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Sectin 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002                  /s/ Dale R. Pfost
                                        ---------------------------------------
                                        Dale R. Pfost, PhD., President and
                                           Chief Executive Officer


Dated: August 14, 2002                  /s/ Donald R. Marvin
                                        ----------------------------------------
                                        Donald R. Marvin, Senior Vice President,
                                           Chief Operating Officer and Chief
                                           Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Codes) and is not being filed as part of a separate disclosure document.